UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 17, 2016

IMMUNE DESIGN CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36561	26-2007174
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Eastlake Ave. E., Suite 310 Seattle, Washington	98102
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (206) 682-0645

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On October 21, 2016, Immune Design Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, that the Company entered into a Confidential Settlement Agreement (the “Settlement Agreement”) and a License Agreement (the “License Agreement”) with TheraVectys SA (“TVS”). This Current Report on Form 8-K/A amends the Original Report solely to file the Settlement Agreement and License Agreement as exhibits hereto. The other disclosures made in the Original Report remain unchanged.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description

10.1†	Confidential Settlement Agreement, by and between the Company and TheraVectys SA, a French société anonyme, dated October 17, 2016.

10.2†	License Agreement, by and between the Company and TheraVectys SA, a French société anonyme, dated October 17, 2016.

†
Confidential portions of this exhibit have been redacted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNE DESIGN CORP.

By:    /s/ Carlos Paya, M.D., Ph.D.
Carlos Paya, M.D., Ph.D.
President and Chief Executive Officer

Dated: March 3, 2017

EXHIBIT INDEX

Exhibit Number	Description

10.1†	Confidential Settlement Agreement, by and between the Company and TheraVectys SA, a French société anonyme, dated October 17, 2016.

10.2†	License Agreement, by and between the Company and TheraVectys SA, a French société anonyme, dated October 17, 2016.

†
Confidential portions of this exhibit have been redacted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.